                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of United American Healthcare Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Brooks, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated September 24, 2003


                                        By: /s/ William C. Brooks
                                           --------------------------------
                                        President & Chief Executive Officer
                                        (principal executive officer)